UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

SEACOR Marine Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure

In connection with the contemplated offering of new USD denominated 5-year senior secured bonds (the “Contemplated Offering”), SEACOR Marine Holdings Inc. (the “Company”) is disclosing certain preliminary financial results for the three months ended March 31, 2023.

Investor Presentation

On April 21, 2023, the Company posted an investor presentation to its website at https://ir.seacormarine.com/events-and-presentations. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Preliminary First Quarter 2023 Financial Results

Our financial results for the three months ended March 31, 2023, are not yet complete and will not be available until after the commencement of the Contemplated Offering. Accordingly, our estimated results below are forward-looking statements based solely on information available to us as of the date of this Current Report on Form 8-K, and we undertake no obligation to update this information, except as may be required by law. Actual results remain subject to the completion of review by our management and the audit committee of our board of directors and our other financial closing procedures, as well as the completion of the preparation of our unaudited consolidated financial data for the three months ended March 31, 2023. During the course of this process, we may identify items that would require us to make adjustments, which may be material to the information presented below. Accordingly, you should not place undue reliance on this preliminary data.

The preliminary financial data included in this Item 7.01 has been prepared by and is the responsibility of our management. Our independent registered public accounting firm, Grant Thornton LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto. Our actual results may vary materially from the estimated preliminary results included herein.

	Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Time Charter Statistics:
Average Rates Per Day	$14,314	$13,794	$13,340	$12,149	$11,312
Fleet Utilization	76%	76%	79%	77%	70%
Fleet Available Days	5,071	5,244	5,336	5,311	5,400
Operating Revenues	$59,973	$57,926	$59,791	$54,017	$45,591
Operating Expenses	37,273	44,338	44,006	44,145	39,496

Direct Vessel Profit	22,700	13,588	15,785	9,872	6,095

Other Costs and Expenses:
Lease expense	720	633	1,168	1,008	1,060
Administrative and general	11,632	10,799	9,978	10,210	9,924
Depreciation and amortization	13,762	13,624	13,754	14,208	14,371

	26,114	25,056	24,900	25,426	25,355

Gains (Losses) on Asset Dispositions and Impairments, Net	3,599	1,017	(1,783)	25	2,139

Operating Income (Loss)	$185	$(10,451)	$(10,898)	$(15,529)	$(17,121)

	Month Ended
	Jan. 31, 2023	Feb. 28, 2023	Mar. 31, 2023	Total
Time Charter Statistics:
Average Rates Per Day	$13,348	$13,884	$15,507	$14,314
Fleet Utilization	70%	77%	82%	76%
Fleet Available Days	1,767	1,568	1,736	5,071

These preliminary results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). The preliminary financial information presented herein should not be considered a substitute for the financial information to be filed with the SEC in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, once it becomes available.

Non-GAAP Financial Measures

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.

Set forth above is a reconciliation of the Company’s estimated DVP to the Company’s estimated GAAP Operating Income (Loss), the most directly comparable GAAP financial measure, for the three months ended March 31, 2023. Our calculation of DVP may not be comparable to the calculation of similarly titled measures presented by other companies.

Cautionary Note Regarding Forward-Looking Statements

This Item 7.01 contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information set forth in (and incorporated by reference into) this Item 7.01 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On April 21, 2023, the Company issued a press release announcing a contemplated offering of new USD denominated 5-year senior secured bonds. The net proceeds will be used to refinance certain secured debt of the Company and its subsidiaries. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	SEACOR Marine Holdings Inc. – Investor Update dated April 21, 2023

99.2	Press Release of SEACOR Marine Holdings Inc. dated April 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

April 21, 2023	By:	/s/ John Gellert
	Name:	John Gellert
	Title:	President and Chief Executive Officer